     As filed with the Securities and Exchange Commission on July 1, 1999.
===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 24, 1999


                                   Citation Corporation
-----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  Delaware                             0-24492              63-0828225
------------------------------------------         ---------------       ----------------
          (State of Incorporation)                    Commission         (I.R.S. Employer
                                                      File Number       Identification No.)

     2 Office Park Circle, Suite 204
     Birmingham, Alabama                                         35223
------------------------------------------        --------------------------------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (205) 871-5731

================================================================================

Item 5.   Other Events.

     On June 24, 1999, the registrant issued a press release announcing the execution of a definitive agreement to merge with an affiliate of Kelso & Company. A copy of the merger agreement and related press release are attached as Exhibits 2.1 and 99.1, respectively, to this Form 8-K and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit No.         Description of Document
          ----------          -----------------------
          2.1 Agreement and Plan of Merger and Recapitalization, dated June 29, 1999.

          99.1 Press release dated June 24, 1999 issued by the registrant.


                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Dated June 30, 1999

                              CITATION CORPORATION


                              By: /s/ Frederick F. Sommer
                                 ------------------------
                                 Frederick F. Sommer
                                 President and CEO


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